UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2019
GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

999 18th Street, Suite 1350S Denver, Colorado 80202 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GLOW	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

US 167178522v3
Item 3.02 Unregistered Sales of Equity Securities.
On December 18, 2019, Glowpoint, Inc. (the "Company") conducted a subsequent closing (the "Subsequent Closing") pursuant to the Series E Preferred Stock Purchase Agreement, dated October 1, 2019, by and among the Company and the investors party thereto (the "Purchase Agreement"), the form of which was previously filed by the Company with the Securities and Exchange Commission (the "SEC") as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 7, 2019 (the "October 8-K"). At the Subsequent Closing, the Company issued, in a private placement, an additional 43,509 shares of its 6.0% Series E Convertible Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), to the investors party to the Purchase Agreement, resulting in an aggregate of approximately $1,240,000 in gross proceeds to the Company. The Subsequent Closing was completed on substantially the same terms as the initial closing under the Purchase Agreement described in the October 8-K. The Company did not pay any commissions or discounts in connection with the Subsequent Closing, and expects to use the net proceeds therefrom for general corporate purposes, which may include working capital, capital expenditures and other corporate expenses.
The shares of Preferred Stock issued in the Subsequent Closing are covered by the Registration Rights Agreement, dated October 1, 2019 (the "Rights Agreement"), by and among the Company and the investors party thereto, the form of which was previously filed by the Company with the SEC as Exhibit 10.2 to the October 8-K. Pursuant to the Rights Agreement, among other things, the Company has provided the purchasers in the Subsequent Closing with certain rights to require the Company to file and maintain the effectiveness of a registration statement with respect to the re-sale of shares of Company Common Stock underlying the shares of Preferred Stock issued in the Subsequent Closing and held by the Purchasers.
Pursuant to the Certificate of Designations for the Preferred Stock, 175,000 shares of preferred stock have been designated as Preferred Stock, and each of the shares of Preferred Stock is automatically convertible, upon the occurrence of both (i) approval of the conversion of the Preferred Stock by the holders of more than 50.0% of the issued and outstanding shares of the Company’s Common Stock, Series A-2 Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted basis, present in person or by proxy, at a duly called and held meeting of the Company’s stockholders; and (ii) receipt of all required authorizations and approvals from the NYSE American (or any such other exchange upon which the Company’s securities are then listed for trading) for the listing of the Common Stock underlying the Preferred Stock and the continued listing of the Company after conversion of the Preferred Stock, into a number of shares of the Company’s Common Stock equal to the accrued value of the share, which is initially $28.50, plus any accrued dividends thereon (the "Accrued Value"), divided by the Conversion Price, which is initially $2.85 per share, subject to specified adjustments (the "Conversion Price"). Based on the initial Conversion Price, approximately 1,315,790 shares of Common Stock would be issuable upon conversion of all issued and outstanding shares of Preferred Stock, including those shares issued at the initial closing on October 1, 2019 and at the Subsequent Closing, combined.

The offering and sale of Preferred Stock in the Subsequent Closing is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and pursuant to reliance on similar exemptions under applicable state laws. As a result, the securities sold in the Subsequent Closing were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Each of the purchasers in the Subsequent Closing represented that it is an accredited investor within the meaning of Rule 501 of Regulation D, and is acquiring securities in the Subsequent Closing for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. The shares of Preferred Stock sold in the Subsequent Closing were offered without any general solicitation by the Company or its representatives. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.
The above description of each of the Purchase Agreement, the Rights Agreement, the Preferred Stock and the Subsequent Closing is only a summary and does not purport to be complete and is qualified in its entirety by reference to (i) the October 8-K, which is incorporated herein by reference, and (ii) the full text of the Certificate of Designations of the Preferred Stock, the Purchase Agreement and the Rights Agreement, copies of which are filed as Exhibits 3.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2019, the Board of Directors of the Company (the "Board") adopted the Glowpoint, Inc. 2019 Equity Incentive Plan (the "2019 Plan"), subject to requisite stockholder approval. On December 19, 2019, the 2019 Plan was approved by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders (the "Annual Meeting"). Also on December 19, 2019, the Board terminated the Glowpoint, Inc. 2014 Equity Incentive Plan (the "2014 Plan"). Notwithstanding the termination of the 2014 Plan, outstanding awards under the 2014 Plan will remain in effect accordance with their terms.

The purpose of the 2019 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to the Company’s growth and success. The Company also views the 2019 Plan as a vehicle to attract and retain experienced employees and to align employees’ economic incentives with those of its stockholders. Participation in the 2019 Plan is limited to the Company’s employees, consultants, advisors, independent contractors and directors. The maximum number of shares of the Company’s Common Stock initially reserved and available for issuance under the 2019 Plan is equal to the sum of (i) 2,600,000 shares the Company’s Common Stock and (ii) the shares of the Company’s Common Stock remaining available for issuance under the 2014 Plan at the time of its termination, all of which are available for issuance as stock options, restricted stock, restricted stock units, performance awards, stock appreciation rights, dividend equivalents, other stock-based awards and cash awards, based upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof.

The above description of the 2019 Plan is a summary only and does not purport to be complete and is qualified in its entirety by reference to (i) the principal terms of the 2019 Plan as described in the Company’s proxy statement for the Annual Meeting, filed with the SEC on November 29, 2019, which description is incorporated herein by reference; and (ii) the full text of the 2019 Plan, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As discussed above, the Company held its Annual Meeting on December 19, 2019. As of November 22, 2019 (the "Record Date"), the Company had issued and outstanding and entitled to vote at the Annual Meeting (i) 5,140,500 shares of the Company’s Common Stock, par value $0.0001 per share ("Common Stock"), with each share entitled to one vote per share; (ii) 31.6 shares of the Company’s Series A-2 Convertible Preferred Stock, par value $0.0001 per share ("Series A-2 Preferred Stock"), with each share entitled to vote on an as converted basis based upon a conversion price of $21.60 per share, resulting in an aggregate of 10,978 as-converted shares of Common Stock for voting purposes; and (ii) 475 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share ("Series C Preferred Stock" and, together with the Series A-2 Preferred Stock, the "Preferred Stock"), with each share entitled to vote on an as converted basis based upon a conversion price of $3.30 per share, resulting in an aggregate of 143,939 as-converted shares of Common Stock for voting purposes. Out of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting, 4,104,481 (or approximately 80%) of such shares were present in person or represented by proxy at the Annual Meeting. Giving effect to the Preferred Stock on an as-converted basis, 4,149,785 (or approximately 78%) of the voting power of all shares of issued and outstanding Common Stock and Preferred Stock as of the Record Date was present in person or represented by proxy at the Annual Meeting.

The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Pursuant to the voting results set forth below, which give effect to votes cast, in person or by proxy, by holders of Preferred Stock on an as-converted basis, (i) the five nominated directors were each elected to serve a one-year term expiring at the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified; (ii) each of proposals no. 2, 3, 4, 5, and 6 was approved by the Company’s stockholders; and (iii) "three" years was selected by the Company’s stockholders for the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

1. Election of the following persons to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Adelman	2,899,145	18,091	0
Peter Holst	2,864,424	52,812	0
James S. Lusk	2,864,426	52,810	0
Richard Ramlall	2,863,438	53,798	0
John Underkoffler	2,862,314	54,922	0

2. Approval of the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,893,672	21,799	1,765	1,232,549

3. Approval of the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s Series E Preferred Stock, par value $0.0001 per share.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,893,671	21,798	1,767	1,232,549

4. Approval of an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
3,986,439	143,270	20,076	0

5. Approval of the adoption of the Glowpoint, Inc. 2019 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,818,719	96,759	1,758	1,232,549

6. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,035,801	94,584	19,400	0

7. Non-binding advisory vote to indicate how frequently stockholders believe the Company should conduct an advisory vote on the compensation of its named executive officers.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstain
780,739	136,925	1,993,035	6,537

Consistent with the Board’s recommendation in the Company’s proxy statement for the Annual Meeting, the Board has determined that the advisory vote on executive compensation will occur every three years.

Because there were sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2, 3, 4, 5, and 6, a vote was not called on the proposal to adjourn the Annual Meeting if necessary to solicit additional proxies.

Item 7.01. Regulation FD Disclosure.
On December 19, 2019, the Company issued a press release announcing the completion of the Subsequent Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1
Certificate of Designations of the 6.0% Series E Convertible Preferred Stock of Glowpoint, Inc. (filed as Exhibit 3.2 to Registrant’s Current Report on Form 8-K filed with the SEC on October 7, 2019, and incorporated herein by reference).

10.1
Series E Preferred Stock Purchase Agreement, dated October 1, 2019, by and among Glowpoint, Inc. and the Purchasers party thereto (filed as Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 7, 2019, and incorporated herein by reference).

10.2
Registration Rights Agreement, dated October 1, 2019, by and among Glowpoint, Inc. and the Purchasers party thereto (filed as Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on October 7, 2019, and incorporated herein by reference).

10.3	Glowpoint, Inc. 2019 Equity Incentive Plan.
99.1	Press Release dated December 19, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOWPOINT, INC.

Date: December 20, 2019                        By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO